Virtus Greater Asia ex Japan Opportunities Fund

and Virtus Greater European Opportunities Fund,

each a series of Virtus Opportunities Trust

Supplement dated March 2, 2009 to the Prospectus dated March 2, 2009

AVAILABILITY OF SHARES

Shares of the Virtus Greater Asia ex Japan Opportunities Fund and the Virtus Greater European Opportunities Fund are not yet available for purchase.

Investors should retain this supplement with the Prospectus for future reference.

VOT 8006/GAeJOF&GEOF (3/09)